PLACEMENT AGENCY AGREEMENT

March 30, 2017

Joseph Gunnar & Co., LLC

30 Broad Street, 11th Floor

New York, NY 10004

Re: Akers Biosciences, Inc.

Gentlemen:

This Placement Agency Agreement (“Agreement”) sets forth the terms upon which Joseph Gunnar & Co., LLC (the “Placement Agent”) shall be engaged by Akers Biosciences, Inc., a corporation formed under the laws of the State of New Jersey (the “Company”), to act as exclusive placement agent in connection with the private placement (the “Offering”) of shares (the “Shares”) of the Company’s common stock, no par value (the “Common Stock”), and warrants to purchase Common Stock (the “Warrants”), directly to certain investors. The shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the “Warrant Shares.” The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

The Placement Agent shall not submit to the Company subscriptions in connection with the Offering by any persons or entities who do not qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D (“Regulation D”) as promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”).

The term of the Placement Agent’s exclusive engagement will be until the completion of the Offering (the “Offering Period”); provided, however, that a party hereto may terminate the engagement with respect to itself at any time upon five (5) days’ written notice to the other parties. The final day of the Offering Period, or the date on which the termination notice referenced in the prior sentence takes effect, shall be referred to as the “Termination Date.” Notwithstanding anything to the contrary contained herein, the provisions concerning indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 3 hereof and which are permitted to be reimbursed under FINRA Rule 5110(f)(2)(D), will survive any expiration or termination of this Agreement. The Company may hold a closing at any time during the Offering Period after subscriptions for the Securities have been received and accepted and other conditions to closing have been satisfied (the “Closing”). Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Act.

With respect to the Offering, the Company shall provide the Placement Agent, on terms set forth herein, the exclusive right to offer and sell all of the Securities being offered. The Company may, in its sole discretion, accept or reject, in whole or in part, any prospective investment in the Securities. Purchases of Securities may, but shall not be required to, be made by the Placement Agent and their respective officers, directors, employees and affiliates.

The Offering will be made solely pursuant to public filings by the Company or its predecessor with the Securities and Exchange Commission (the “SEC”) and the Offering Documents (as defined below).

1.       Appointment of Placement Agent. On the basis of the representations and warranties provided herein, and subject to the terms and conditions set forth herein, the Placement Agent is appointed as exclusive Placement Agent of the Company during the Offering Period to assist the Company in finding qualified subscribers for the Offering. On the basis of such representations and warranties and subject to such terms and conditions, the Placement Agent hereby accepts such appointment and agrees to perform the services hereunder diligently and in good faith and in a professional and businesslike manner and to use its commercially reasonable efforts to assist the Company in finding subscribers of Securities who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D, and to complete the Offering. The Placement Agent has no obligation to purchase any of the Securities. Unless sooner terminated in accordance with this Agreement, the engagement of the Placement Agent hereunder shall continue until the later of the Termination Date or the Closing.

2.       Representations and Warranties of the Company.

(a)	The Company hereby represents and warrants to the Placement Agent as follows:

i.	SEC Filings. The Company’s SEC Filings (as defined below), as of the date on which the Closing occurs (the “Closing Date”), will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. For purposes of this Agreement, “SEC Filings” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the Act and Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), including the exhibits thereto and documents incorporated by reference therein. The Company has provided the Placement Agent with a draft, dated March 28, 2017 (12:11am EST), of its Annual Report on Form 10-K for its fiscal year ended December 31, 2016 (the “Draft 2016 Form 10-K”), which as of the date of this Agreement has not been filed with the SEC. The Draft 2016 Form 10-K, as of the Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company’s Annual Report on Form 10-K that will be filed with the SEC after the date of this Agreement shall be substantially identical to the Draft 2016 Form 10-K and shall not contain any negative disclosure, financial or otherwise, relating to the Company, its business, its financial condition, regulatory matters, litigation matters, risk factors, prospects or otherwise that is materially different from the disclosure contained in the Draft 2016 Form 10-K.

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ii.	Financial Statements. The financial statements of the Company included in the SEC Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

iii.	No Material Adverse Change. Subsequent to the respective dates as of which information is presented in the SEC Filings: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which has a material probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company; (B) the long-term debt or capital stock of the Company; or (C) the offering of the Securities or consummation of any of the other transactions contemplated by this Agreement and the Offering Documents (defined below) (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the SEC Filings, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company.

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iv.	Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Placement Agent Warrants (as defined below), and the Company has the requisite corporate power and authority to enter into and perform its obligations under the Securities Purchase Agreements to be entered into between the Company and each of the investors (collectively, the “Securities Purchase Agreements”), the Registration Rights Agreement to be entered into between the Company and each of the investors (the “Registration Rights Agreement”), and the Warrants (collectively, the “Offering Documents”), and to issue, sell and perform its obligations with respect to the Offering Documents in accordance with the terms hereof and thereof, (b) the execution and delivery of this Agreement, the Placement Agent Warrants and the Offering Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby will, as of the Closing, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, and (c) this Agreement has been duly executed and delivered by the Company and the Placement Agent Warrants and the Offering Documents, when executed and delivered by the Company, will be duly executed and delivered by the Company. This Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Placement Agent Warrants and the Offering Documents, when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

v.	No Conflicts. The execution, delivery and performance of this Agreement by the Company, and the execution, delivery and performance of the Placement Agent Warrants and the Offering Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, will not (a) result in a violation of the Company’s certificate or articles of incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”) or the Company’s By-laws, as in effect on the date hereof (the “By-laws”), or (b) violate or conflict with, or result in a breach of, any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien on or against any of the properties of the Company, any note, bond, mortgage, agreement, license, indenture or instrument to which the Company is a party, or result in a violation of any statute, law, rule, regulation, writ, injunction, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected, except where such violation, conflict, breach or other consequence would not have a Material Adverse Change. The Company is not in violation of any term of or in default under its Certificate of Incorporation or By-laws or in violation of any material term of, or in default under, any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company. Except as specifically contemplated by this Agreement, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Placement Agent Warrants or the Offering Documents in accordance with the terms hereof or thereof, other than filings pursuant to federal and state securities laws in connection with the sale of the Securities. All consents, authorizations, orders, filings and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof, other than those which are required to be made after the Closing and which will be duly made on a timely basis.

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vi.	Securities Law Exemption. Assuming the truth and accuracy of each investor’s representations set forth in the Offering Documents and compliance by the Placement Agent with its obligations hereunder, the offer, sale and issuance of the Securities as contemplated by this Agreement and the Offering Documents are exempt from the registration requirements of the Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

vii.	No Integrated Offering. Neither the Company, nor its subsidiaries nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Act of the issuance of the Securities to the investors in the Offering.

viii.	Offering. The Securities will be offered and sold pursuant to the registration exemption provided by Rule 506 under Regulation D promulgated under the Act (“Regulation D”), and Section 4(a)(2) of the Act as a transaction not involving a public offering and the requirements of all other rules and regulations (the “Regulations”) of the SEC relating to offerings of the type contemplated hereby, including any other applicable state securities laws and the respective rules and regulations thereunder in those jurisdictions in which the Placement Agent notifies the Company that the Securities are being offered for sale. The Company has not taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(a)(2) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it. None of the Company or its affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such persons for failing to comply with Section 503 of Regulation D.

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ix.	Distribution of Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the Offering other than the SEC Filings and the Offering Documents. The Company has not taken, nor will it take, any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities, as contemplated by this Agreement and the Offering Documents, within the provisions of Section 5 of the Act.

x.	Finders. The Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee or similar fee in connection with the Offering, other than as provided in this Agreement, and agrees to indemnify the Placement Agent from any such claim made by any other person.

xi.	Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the issuance of the Placement Agent Warrants to the Placement Agent and the sale and transfer of the Securities to be sold to the investors in the Offering will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

xii.	Contributions. The Company has not directly or indirectly (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977.

xiii.	Money Laundering Laws. The operations of the Company are in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

xiv.	OFAC. Neither The Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any subsidiary thereof is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary thereof or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

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xv.	Patriot Act; Etc. Neither the sale of the Securities by the Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. The Company is in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

xvi.	Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

xvii.	No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent a copy of any disclosures provided thereunder.

(b)	In addition, for the benefit of the Placement Agent, each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the investors in the Securities Purchase Agreements, is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent.

3.       Placement Agent’ Compensation. As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(a)	A cash fee equal to 7.0% of the gross proceeds received by the Company from the sale of the Securities at the Closing.

(b)	Such number of Common Stock purchase warrants (the “Placement Agent Warrants”) to the Placement Agent or its designees at the Closing to purchase such shares of Common Stock equal to 5.0% of the aggregate number of Shares sold in the Offering. The Placement Agent Warrants shall be in substantially the form of Exhibit A hereto. The Placement Agent Warrants shall not be transferable for six months from the date of the Offering except as permitted by Financial Industry Regulatory Authority (“FINRA”) Rule 5110(g)(1).

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(c)	Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agrees to reimburse the Placement Agent’s actual expenses up to $50,000 without the Company’s consent (provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement); including, the fees and expenses of the Placement Agent’s legal counsel not to exceed $50,000. The Company’s obligation to reimburse the Placement Agent for the aforementioned out-of-pocket expenses pursuant to this Section 3(c) will apply whether or not any Offering is consummated, subject to compliance with FINRA Rule 5110(f)(2)(D).

4.       Subscription and Closing Procedures.

(a)	No person or entity is or will be authorized to give any information or make any representations other than those contained in the Offering Documents and the SEC Filings or to use any offering materials other than the SEC Filings and the Offering Documents in connection with the sale of the Securities.

(b)	The Company shall make available to the Placement Agent and its representatives such information as may be reasonably requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees during normal business hours as shall be reasonably requested by the Placement Agent. The Securities sold in the Offering will be sold pursuant to Securities Purchase Agreements between the Company and each of the investors in the Offering.

(c)	If subscriptions for the Securities have been accepted prior to the Termination Date and all of the conditions set forth elsewhere in this Agreement are fulfilled or waived, a Closing shall be held promptly with respect to the Securities sold at the offices of Lucosky Brookman, LLP, counsel to the Company, or by exchange of documentation by facsimile or email. Delivery of payment for the accepted subscriptions for Securities will be made at the Closing against delivery of the Securities by the Company.

(d)	Upon receipt from investors in the Offering, the Placement Agent shall forward to the Company’s counsel, Lucosky Brookman, LLP, all executed Securities Purchase Agreements and other Offering Documents.

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5.       Further Covenants. The Company hereby covenants and agrees that:

(a)	Except upon prior written notice to the Placement Agent, the Company shall not, at any time prior to the Closing, knowingly take any action which would cause any of the representations and warranties made by it, or incorporated by reference, in this Agreement not to be complete and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date (except to the extent any such representation or warranty expressly speaks of an earlier date or time, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date or time, as applicable).

(b)	If, at any time prior to the Closing, any event shall occur that causes (i) a Material Adverse Change as a result of which it becomes necessary for the Company to file a Current Report on Form 8-K or otherwise amend or supplement the disclosure in its SEC Filings so that the representations and warranties herein remain true and correct in all material respects, or to comply with any applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of the applicable documents in such quantities as the Placement Agent may reasonably request.

(c)	Subject to Placement Agent’ actions and the actions of others in connection with the Offering, the Company shall comply with the Act, the Exchange Act and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which Placement Agent’ counsel has advised the Placement Agent, the Company and/or the Company that the Securities are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Securities. Furthermore, the Company shall file a Notice of Sales of Securities on Form D with the SEC no later than 15 days after the commencement of the sale of Securities and shall file all amendments with the SEC as may be required. Copies of the Form D and all amendments thereto shall be provided to the Placement Agent.

(d)	The Company shall use its commercially reasonable efforts to qualify the Securities for sale under the securities laws of such jurisdictions in such States as may be mutually agreed to by the Company and the Placement Agent, and the Company will make or cause to be made such applications and furnish information as may be required for such purposes, provided that the Company will not be required to qualify as a foreign corporation in any jurisdiction or take any action that would subject it to general service of process in any jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request with respect to the Offering.

(e)	Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

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(f)	The Company shall place or cause to be placed a legend on the certificates representing the Securities that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(g)	During the Offering Period, the Company shall afford each prospective purchaser of Securities the reasonable opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering.

(h)	The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Securities and will also pay the Company’s own expenses for accounting fees, legal fees and other costs involved with the Offering. In addition, the Company will pay all reasonable filing fees, costs and legal fees for Blue Sky services and related filings and reasonable expenses with respect to Blue Sky qualifications, if any. Further, upon the reasonable determination by the Placement Agent that a FINRA Rule 2710 filing is required in connection with the registration statement relating to the resale of the Shares and the Warrant Shares, the Company will pay all filing fees, costs and reasonable legal fees in connection with such filing to be prepared by the Placement Agent’ counsel.

(i)	Until the earlier of the first to occur of the Closing and the Termination Date, without the prior written consent of the Placement Agent, neither the Company nor any person or entity acting on its behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of the Company’s debt or equity securities.

6.       Conditions of Placement Agent’ Obligations. The obligations of the Placement Agent hereunder to cause the Closing to occur are subject to the fulfillment, at or before the Closing, of the following additional conditions:

(a)	Each of the representations and warranties made by the Company shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date or time, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date or time, as applicable.

(b)	The Company and the investors shall have entered into the Securities Purchase Agreements and the Registration Rights Agreement and the other Offering Documents, in form and substance reasonably satisfactory to the Placement Agent, and such agreements shall be in full force and effect.

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(c)	The Company shall have performed and complied in all material respects with all agreements and covenants required to be performed by it as contained herein, and the Company shall have performed and complied in all material respects with all agreements and covenants required to be performed by it as contained in the Securities Purchase Agreements, at or before the Closing, including, without limitation, the Company obtaining all necessary consents in connection with the transactions contemplated herein and in the Securities Purchase Agreements.

(d)	The Placement Agent shall have received a certificate of the Chief Executive Officer of the Company, dated as of the Closing Date, certifying as to the fulfillment of the conditions set forth in subparagraphs (a) and (c) above.

(e)	The Company shall have delivered to the Placement Agent: (i) a good standing certificate dated as of a date within 10 days prior to the Closing Date from the secretary of state of its jurisdiction of incorporation; and (ii) resolutions of the Company’s Board of Directors approving this Agreement and the transactions contemplated by this Agreement, certified by the Chief Executive Officer of the Company.

(f)	The Company shall deliver to the Placement Agent a signed opinion of counsel to the Company, substantially in the form annexed hereto as Exhibit B.

(g)	All proceedings taken at or prior to the Closing in connection with the authorization, issuance and sale of the Securities will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents and certificates as it may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

7.       Conditions of the Company’s Obligations. The obligations of the Company hereunder to cause the Closing to occur are subject to each of the representations and warranties made by the Placement Agent herein and the representations and warranties of the investors in their respective Securities Purchase Agreements being true and correct in all material respects on the Closing Date.

8.       Indemnification. The Company agrees to indemnify each of the Placement Agent in accordance with the Indemnification Provisions attached as Schedule I thereto, which are incorporated herein by reference.

9.       Termination. This Agreement shall terminate upon the earlier of the Closing or, if there is no Closing, the Termination Date.

10.       Survival. The provisions of Sections 3(c) and 8 through 15 shall survive any termination hereunder.

11.       Notices. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Joseph Gunnar & Co., LLC, 30 Broad Street, 11th Floor, New York, NY 10004, Facsimile: (212) 440-9614, Attention: Eric Lord, with a copy (which shall not constitute notice) to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017, Attention: Anthony J. Marsico, Esq., Facsimile (212) 983-3115, and if sent to the Company, will be mailed, delivered or e-mailed and confirmed to Akers Biosciences, Inc., 201 Grove Road, Trenton, NJ 08086, Attention: John J. Gormally, Facsimile (856) 803-7669, with a copy (which shall not constitute notice) to Lucosky Brookman LLP, 101 Wood Avenue South, 5th Floor, Woodbridge, NJ 08830, Attention: Joseph M. Lucosky, Esq.

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12.       Governing Law, Jurisdiction. This Agreement and all controversies arising hereunder or relating hereto will be governed by, and construed and enforced in accordance with, the laws of the State of New York. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein will remain in full force and effect and will in no way be affected, impaired or invalidated. The Company irrevocably (a) submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York for the purpose of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that all claims in respect of any such suit, action or proceeding may be heard and determined by any such court, (c) waives to the fullest extent permitted by applicable law, any immunity from the jurisdiction of any such court or from any legal process, (d) agrees not to commence any such suit, action or proceeding other than in such courts, and (e) waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding is brought in an inconvenient forum.

EACH OF THE PLACEMENT AGENT AND THE COMPANY HEREBY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, THE OFFERING).

13.       Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder. Any party hereto may waive compliance by the others with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other teen, provision or condition of this Agreement. Except as expressly provided on the first page of this Agreement, no party may assign its rights or obligations under this Agreement to any other person or entity without the prior written consent of the other parties.

14.       Entire Agreement; Severability. This Agreement together with any other agreement referred to herein supersedes all prior understandings and written or oral agreements between the parties with respect to the Offering and the subject matter hereof. If any portion of this Agreement shall be held invalid or unenforceable, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and enforceable and (ii) effect shall be given to the intent manifested by the portion held invalid or unenforceable.

15.       Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf’ signature page were an original thereof.

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If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

AKERS BIOSCIENCES, INC.

By:
Name:
Title:

Accepted and agreed to this

30th day of March, 2017:

Joseph Gunnar & Co., LLC

By:
Name:	Eric Lord
Title:	Head of Investment Banking/Underwritings

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Exhibit A

Form of Placement Agent Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

WARRANT TO PURCHASE COMMON STOCK

AKERS BIOSCIENCS, INC.

Warrant Shares: _______
Issuance Date: _______, 2017[1]
Initial Exercise Date: ______, 2017[2]

THIS WARRANT TO PURCHASE COMMON STOCK (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after ___________, 20173 (the “Initial Exercise Date”) and, in accordance with FINRA Rule 5110(f)(2)(G)(i), prior to at 5:00 p.m. (New York time) on the date that is five (5) years following the commencement of sales of the Offering (the “Termination Date”) but not thereafter, to subscribe for and purchase from Akers Biosciences, Inc., a New Jersey corporation (the “Company”), up to ______ shares4 of Common Stock, no par value (“Common Stock”), of the Company, as subject to adjustment hereunder (the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

This Warrant is issued by the Company pursuant to that certain Placement Agency Agreement, dated March [___], 2017, between the Company and Joseph Gunnar & Co., LLC (the “Placement Agency Agreement”), as well as pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Section 1. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

1 Insert date of Closing.

2 Insert six-month anniversary of date of Closing.

3 Insert six-month anniversary of date of Closing.

4 Number of shares equal to 5% of the Shares offered in the Offering.

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“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock Equivalents” means any securities of the Company or any subsidiary thereof which entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Offering” has the meaning set forth in the Underwriting Agreement, dated January 9, 2017, by and between the Company and Joseph Gunnar & Co., LLC.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTCQB or OTCQX operated by the OTC Markets Group, Inc., the NYSE MKT, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is then listed or quoted on the OTCQB or OTCQX operated by the OTC Markets Group, Inc., the volume weighted average price of a share of Common Stock for such date (or the nearest preceding date) on the OTCQB or OTCQX as applicable, (c) if Common Stock is not then listed or quoted for trading on a Trading Market or on the OTCQB or OTCQX and if prices for Common Stock are then reported in the OTC Pink Market published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of the Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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Section 2. Exercise.

a) Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy (or e-mail attachment) of the Notice of Exercise Form annexed hereto. Within three (3) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within two (2) Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $___, subject to adjustment hereunder (the “Exercise Price”).5

c) Cashless Exercise. If at any time after the six-month anniversary of the Initial Exercise Date there is no effective registration statement registering, or no current prospectus available for, the resale of all of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a “cashless exercise,” the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 2(c).

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

5 Price of purchaser warrant.

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d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by its transfer agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder, or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 and, in either case, the Warrant Shares have been sold by the Holder prior to the Warrant Share Delivery Date (as defined below), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). If the Warrant Shares can be delivered via DWAC, the transfer agent shall have received from the Company any legal opinions or other documentation required by it to deliver such Warrant Shares without legend (subject to receipt by the Company of reasonable back up documentation from the Holder, including with respect to affiliate status) and, if applicable and requested by the Company prior to the Warrant Share Delivery Date, the transfer agent shall have received from the Holder a confirmation of sale of the Warrant Shares (provided the requirement of the Holder to provide a confirmation as to the sale of Warrant Shares shall not be applicable to the issuance of unlegended Warrant Shares upon a cashless exercise of this Warrant if the Warrant Shares are then eligible for resale pursuant to Rule 144(b)(1)). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the second Trading Day following the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after the second Trading Day following such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause its transfer agent to deliver to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise; provided, however, that the Holder shall be required to return any Warrant Shares or Common Stock subject to any such rescinded exercise notice concurrently with the return to Holder of the aggregate Exercise Price paid to the Company for such Warrant Shares and the restoration of Holder’s right to acquire such Warrant Shares pursuant to this Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

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iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder the Warrant Shares pursuant to an exercise on or before the second Trading Day following the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all transfer agent fees required for same-day processing of any Notice of Exercise.

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vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

viii. Signature. This Section 2 and the exercise form attached hereto set forth the totality of the procedures required of the Holder in order to exercise this Purchase Warrant. Without limiting the preceding sentences, no ink-original exercise form shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any exercise form be required in order to exercise this Purchase Warrant. No additional legal opinion, other information or instructions shall be required of the Holder to exercise this Purchase Warrant. The Company shall honor exercises of this Purchase Warrant and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth herein.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification. For the purposes of clarification, the Exercise Price of this Warrant will not be adjusted in the event that the Company or any subsidiary thereof, as applicable, sells or grants any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect.

b) [RESERVED]

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend (other than cash dividends) or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of shares or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable by holders of Common Stock as a result of such Fundamental Transaction for each share of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

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f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail (or send electronic mail) to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed a notice to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to provide such notice or any defect therein shall not affect the validity of the corporate action required to be specified in such notice. From and after the date on which the Company becomes subject to Regulation FD promulgated by the Commission under the Exchange Act, to the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 4. Transfer of Warrant.

a) Transferability. Pursuant to FINRA Rule 5110(g)(1), neither this Warrant nor any Warrant Shares issued upon exercise of this Warrant shall be sold during the Offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days immediately following the commencement of sales of the Offering (the “Lock-Up Period”), except:

i. the transfer of any security by operation of law or by reason of reorganization of the Company;

ii. the transfer of any security to any FINRA member firm participating in the offering and the officers or partners thereof, if all securities so transferred remain subject to the lock-up restriction in this Section 4(a) for the remainder of the time period;

iii. the transfer of any security if the aggregate amount of securities of the Company held by the Holder or related person do not exceed 1% of the securities being offered;

iv. the transfer of any security that is beneficially owned on a pro-rata basis by all equity owners of an investment fund, provided that no participating member manages or otherwise directs investments by the fund, and participating members in the aggregate do not own more than 10% of the equity in the fund; or

v. the exercise or conversion of any security, if all securities received remain subject to the lock-up restriction in this Section 4(a) for the remainder of the time period.

Subject to the foregoing restriction, any applicable securities laws and the conditions set forth in Section 4(d), this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Registration Rights.

a) Registration under the Securities Act of 1933. As of the date hereof, neither the Warrant nor the Warrant Shares have been registered for purposes of public resale or distribution under the Securities Act.

b) Registrable Securities. As used herein, the term “Registrable Security” means the Warrant Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the Holder for subsequent public distribution of such security without regard to volume restrictions under Rule 144 (including Rule 144(a)) promulgated under the Securities Act or otherwise, or (iii) it has ceased to be outstanding. The term “Registrable Securities” means any and/or all of the securities falling within the foregoing definition of a “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section5.

c) Demand Registration.

(i)       The Company, upon written demand (a “Demand Notice”) of the Holder(s) of at least 51% of the Warrants and/or the Registrable Securities (“Majority Holders”), agrees to register, on one occasion, all or any portion of the Registrable Securities. On such occasion, the Company will file a registration statement with the Commission covering the Registrable Securities within sixty (60) days after receipt of a Demand Notice and use its reasonable best efforts to have the registration statement declared effective promptly thereafter, subject to compliance with review by the Commission; provided, however, that the Company shall not be required to comply with a Demand Notice if the Company has filed a registration statement with respect to which the Holder is entitled to piggyback registration rights pursuant to Section 5(d) hereof and either: (i) the Holder has elected to participate in the offering covered by such registration statement or (ii) if such registration statement relates to an underwritten primary offering of securities of the Company, until the offering covered by such registration statement has been withdrawn or until thirty (30) days after such offering is consummated. The demand for registration may be made at any time after the expiration of the Lock-Up Period and prior to the fifth (5th) anniversary of the commencement of sales of the Offering in accordance with FINRA Rule 5110(f)(2)(G)(iv). The Company covenants and agrees to give written notice of its receipt of any Demand Notice by any Holder(s) to all other registered Holders of the Warrants and/or the Registrable Securities within ten (10) days after the date of the receipt of any such Demand Notice.

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(ii)       The Company shall bear all fees and expenses attendant to the registration of the Registrable Securities pursuant to Section 5(c), but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. The Company agrees to use its reasonable best efforts to cause the filing required herein to become effective promptly and to qualify or register the Registrable Securities in such states as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Registrable Securities in a state in which such registration would cause: (i) the Company to be obligated to register or license to do business in such State or submit to general service of process in such State, or (ii) the principal shareholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the demand right granted under Section 5(c) to remain effective for a period of at least twelve (12) consecutive months after the date that the Holders of the Registrable Securities covered by such registration statement are first given the opportunity to sell all of such securities. The Holders shall only use the prospectuses provided by the Company to sell the shares covered by such registration statement, and will immediately cease to use any prospectus furnished by the Company if the Company advises the Holder that such prospectus may no longer be used due to a material misstatement or omission.

d) Piggyback Registration.

(i)       In addition to the demand right of registration described in Section 5(c) hereof, the Holder shall have the right, for a period of no more than five (5) years from the commencement of sales of the Offering in accordance with FINRA Rule 5110(f)(2)(G)(v), to include the Registrable Securities as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8 or any equivalent form); provided, however, that if, solely in connection with any primary underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall, in its reasonable discretion, impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities with respect to which the Holder requested inclusion hereunder as the underwriter shall reasonably permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such registration statement or are not entitled to pro rata inclusion with the Registrable Securities.

(ii)        The Company shall bear all fees and expenses attendant to registering the Registrable Securities pursuant to Section 5(d) hereof, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Registrable Securities with not less than thirty (30) days written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the Holder. The holders of the Registrable Securities shall exercise the “piggyback” rights provided for herein by giving written notice within ten (10) days of the receipt of the Company’s notice of its intention to file a registration statement. Except as otherwise provided in this Warrant, there shall be no limit on the number of times the Holder may request registration under this Section 5(d); provided, however, that such registration rights shall terminate on the seventh (7th) anniversary of the commencement of sales of the Offering in accordance with FINRA Rule 5110(f)(2)(G)(v).

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e) Additional Covenants With Respect to Registration. In connection with any registration of Registrable Securities pursuant to this Warrant, the parties agree that:

(i)       The Company shall indemnify any Holder of the Registrable Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holder, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise arising from such registration statement to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify Joseph Gunnar & Co., LLC, as placement agent (the “Placement Agent”), as set forth in the Placement Agency Agreement and to provide for just and equitable contribution as set forth in the Placement Agency Agreement, except to such extent that such losses, claims, damages, expenses or liabilities occur as a result of information provided to the Company by or on behalf of such Holder or as a result of such Holder’s gross negligence or willful misconduct.

(ii)       The Holders of Registrable Securities to be sold pursuant to a registration statement, and such Holder’s successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holder, or such Holder’s successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions pursuant to which the Placement Agent has agreed to indemnify the Company as set forth in the Placement Agency Agreement and to provide for just and equitable contribution as set forth in the Placement Agency Agreement.

(iii)       Nothing contained in this Warrant shall be construed as requiring any Holder to exercise the Warrants held by such Holder prior to the initial filing of any registration statement or the effectiveness thereof.

(iv)       If the Company shall fail to comply with the provisions of this Section 5, the Company shall, in addition to any other equitable or other relief available to the Holders of Registrable Securities, be liable for any or all consequential damages sustained by the Holders of Registrable Securities requesting registration of their Registrable Securities; provided, however, that the Holders of Registrable Securities shall not be entitled to any special or punitive damages with respect to any such failure on behalf of the Company.

Section 6. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i).

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

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c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Placement Agency Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

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g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Placement Agency Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Placement Agency Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

AKERS BIOSCIENCES, INC.

By:
Name:
Title:

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NOTICE OF EXERCISE

To:	AKERS BIOSCIENCES, inc.

_________________________

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please register and issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

 _______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. If the Warrant is being exercised via cash exercise, the undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

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ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature: _____________________________

Holder’s Address: _____________________________

_____________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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Exhibit B

Form of Opinion-the Company Counsel

March 30, 2017

Joseph Gunnar & Co., LLC

30 Broad Street, 11th Floor

New York, NY 10004

Re:	Akers Biosciences, Inc.

Ladies and Gentlemen:

We have acted as counsel to Akers Biosciences, Inc., a corporation incorporated under the laws of the State of New Jersey (the “Company”), in connection with that certain Placement Agency Agreement, dated March 30, 2017 (the “Agreement”), by and between the Company, and Joseph Gunnar & Co., LLC, as exclusive placement agent (the “Agent”), in connection with the private placement of shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock.

In connection herewith, we have examined originals or copies certified to our satisfaction of the following documents:

(a)	the Agreement;

(b)	that certain Placement Agent Warrant, dated March 30, 2017 (the “Warrant”), issued by the Company to the Agent in connection with the Agreement, pursuant to which the Company granted the Agent the right to purchase the Warrant Shares (as defined in each Warrant) from the Company, subject to the terms and conditions therein contained;

(documents (a) and (b) above being hereinafter referred to as the “Transaction Documents”)

(c)	the Articles of Incorporation and By-laws of the Company (as certified by an officer of the Company in an Officer’s Certificate, dated March 30, 2017);

(d)	resolutions of the Board of Directors of the Company approving the execution of the Transaction Documents (as certified by an officer of the Company in an Officer’s Certificate, dated March 30, 2017);

(e)	a certificate of good standing with respect to the Company issued by the Secretary of State of the State of New Jersey, dated as of March 29, 2017 (the “Good Standing Certificate”);

(f)	all such other agreements, instruments, documents and certificates of public officials and/or of officers and directors of the Company as we have deemed necessary or advisable as a basis for the opinion herein rendered.

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In connection with the opinions expressed herein, we have made such examination of law as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied, with your permission, upon the representations and warranties as to factual matters contained in and made by the Company and the Agent pursuant to the Transaction Documents and upon certificates and statements of certain government officials and of officers of the Company as described below.

In rendering the opinions set forth in this opinion letter, we assume the following:

(a)       the legal capacity of each natural person;

(b)       the legal existence of all parties to the transactions referred to in the Transaction Documents excluding the Company;

(c)       the power and authority of each person other than the Company or person(s) acting on behalf of the Company to execute, deliver and perform each document executed and delivered and to do each other act done or to be done by such person;

(d)       the authorization, execution and delivery by each person other than the Company or person(s) acting on behalf of the Company of each document executed and delivered or to be executed and delivered by such person;

(e)       the legality, validity, binding effect and enforceability as to each person other than the Company or person(s) acting on behalf of the Company of each document executed and delivered or to be executed or delivered and of each other act done or to be done by such person;

(f)       due compliance of the Transaction Documents with all matters of, and the validity and enforceability thereof under, all such laws as govern or relate to them other than the laws of the State of New York and the laws of the State of New Jersey in respect of which we are opining;

(g)       that any consents, licenses, permits, approvals, exemptions or authorizations required of or by, and any required registrations or filings with, any governmental authority or regulatory body of any jurisdiction other than the State of New York and the State of New Jersey in connection with the transactions contemplated by the Transaction Documents have been duly obtained or made;

(h)       the transactions referred to in the Transaction Documents have been consummated;

(i)       that there have been no undisclosed modifications of any provision of any document reviewed by us in connection with the rendering of the opinions set forth in this opinion letter and no undisclosed prior waiver of any right or remedy contained in the Transaction Documents;

(j)       the genuineness of each signature, the completeness of each document submitted to us, the authenticity of each document reviewed by us as an original, the conformity to the original of each document reviewed by us as a copy and the authenticity of the original of each document received by us as a copy;

(k)       the truthfulness of each statement as to all factual matters otherwise not known to us to be untruthful contained in any document encompassed within the due diligence review undertaken by us;

(l)       the accuracy on the date of this letter as well as on the date stated in all governmental certifications of each statement as to each factual matter contained in such governmental certifications;

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(m)       that the addressee has acted in good faith, without notice of adverse claims, and has complied with all laws applicable to it that affect the transactions referred to in the Transaction Documents;

(n)       that the transactions referred to in the Transaction Documents comply with all tests of good faith, fairness and conscionability required by law;

(o)       that routine procedural matters such as service of process or qualification to do business in the relevant jurisdictions will be satisfied by the parties seeking to enforce the Transaction Documents;

(p)       that all statutes, judicial and administrative decisions, and rules and regulations of governmental agencies constituting the law for which we are assuming responsibility are published or otherwise generally accessible, in each case in a manner generally available to lawyers practicing in the State of New York or the State of New Jersey (as applicable);

(q)       that other agreements related to the transactions referred to in the Transaction Documents will be enforced as written;

(r)       that there are no other agreements or understandings among the parties that would modify the terms of the Transaction Documents or the respective rights or obligations of the parties to the Transaction Documents;

(s)       that with respect to the Transaction Documents and to the transactions referred to therein, there has been no mutual mistake of fact and there exists no fraud or duress; and

(t)       the constitutionality and validity of all relevant laws, regulations and agency actions unless a reported case has otherwise held or widespread concern has been expressed by commentators as reflected in materials which lawyers routinely consult.

Whenever a statement herein is qualified by “to our knowledge” or similar phrase, it means that, to our actual knowledge, during the course of our representation of the Company for the purposes of this opinion letter, (1) no information that would give those lawyers who participated in the preparation of the letter or who have been actively involved in negotiating or preparing the Transaction Documents (collectively, the “Opinion Letter Participants”) current actual knowledge of the inaccuracy of such statement has come to their attention; (2) we have not undertaken any independent investigation or inquiry to determine the accuracy of such statement; (3) any limited investigation or inquiry otherwise undertaken by the Opinion Letter Participants during the preparation of this opinion letter should not be regarded as such an investigation or inquiry; and (4) no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company. We also call to your attention to the fact that we are not general counsel to the Company and we are not familiar with all aspects of the Company’s business affairs. We have not conducted an independent audit of the Company or their files.

We are members of the bar of the State of New York and the State of New Jersey. We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York or the State of New Jersey and the federal laws of the United States of America.

We express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering any of such laws or opinions of other counsel have not been sought or obtained by us in connection with rendering the opinions expressed herein. We express no opinions as to the application of the laws of usury to the Transaction Documents.

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Based upon the foregoing and such other investigations as we have deemed necessary and subject to the qualifications included in this letter, we are of the opinion that:

1.	The Company is a corporation duly organized, validly existing and, based solely upon the Good Standing Certificate, as of the date thereof, in good standing under the laws of the State of New Jersey. To our knowledge, the Company has all requisite power and authority, and all material governmental licenses, authorizations, consents and approvals, that are required to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. To our knowledge, the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify could have a material adverse effect on the Company.

2.	The Company has all requisite power and authority (i) to execute, deliver and perform the Transaction Documents, (ii) to issue, sell and deliver the Warrants, and, upon exercise of the Warrants, the Warrant Shares pursuant to the Transaction Documents and (iii) to carry out and perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

3.	All corporate action on the part of the Company and its directors necessary for the authorization, execution and delivery by the Company of the Transaction Documents, the authorization, issuance, sale and delivery of the Warrants pursuant to the Agreement, the issuance and delivery of the Warrant Shares and the consummation by the Company of the transactions contemplated by the Transaction Documents has been duly taken. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except that (a) such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights in general and (b) the remedies of specific performance and injunctive and other forms of injunctive relief may be subject to equitable defenses.

4.	The Warrants which are being issued on the date hereof pursuant to the Agreement have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive or similar rights, and have been issued in compliance with applicable securities laws, rules and regulations. The Warrant Shares have been duly and validly authorized, and when issued upon the exercise of the Warrants in accordance with the terms therein, will be validly issued, fully paid and nonassessable and free of preemptive or similar rights.

5.	To our knowledge, the Company has filed all periodic reports (the “SEC Reports”) required to be filed by it under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of their respective filing dates, the SEC Reports complied in all material respects as to form with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

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6.	Based in part upon the representations of the Agent contained in the Agreement, the Warrants and the Warrant Shares may be issued to the Agent without registration under the Securities Act of 1933, as amended.

7.	The execution, delivery and performance by the Company of, and the compliance by the Company with the terms of, the Transaction Documents and the issuance, sale and delivery of the Warrants and the Warrant Shares pursuant to the Agreement do not (a) conflict with or result in a violation of any provision of law, rule or regulation or any rule or regulation of any trading market applicable to the Company or of the certificate of incorporation or by-laws or other similar organizational documents of the Company, or (b) result in the creation or imposition of any lien, claim or encumbrance on any of the assets or properties of the Company, or (c) result in a violation of, or constitute a default (or event of which, with the giving of notice or lapse of time or both, constitutes or will constitute a default) under, or give rise to any right of termination, cancellation or acceleration under any agreement, note, lease, mortgage, deed or other instrument to which the Company is bound or affected that has been publicly filed.

8.	In connection with the valid execution, delivery and performance by the Company of the Transaction Documents, or the offer, sale, issuance or delivery of the Warrants and the Warrant Shares or the consummation of the transactions contemplated thereby, no consent, license, permit, waiver, approval or authorization of, or designation or declaration with, any court, governmental or regulatory authority, or self-regulatory organization, is required.

9.	We are not currently representing the Company as a defendant in connection with any litigation.

10.	The Company is not, and after the consummation of the transactions contemplated by the Transaction Documents shall not be, an Investment Company within the meaning of the Investment Company Act of 1940, as amended.

Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

A.       The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent conveyances and preferential transfers.

B.       Limitations imposed by state law, federal law, general equitable principles, or a requirement as to commercial reasonableness, conscionability or good faith upon the specific enforceability of any of the remedies, covenants or other provisions of any applicable agreement and upon the availability of injunctive relief or other equitable remedies, regardless of whether enforcement of any such agreement is considered in a proceeding in equity or at law.

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This opinion is rendered as of the date first written above, is solely for your benefit in connection with the Transaction Documents and may not be relied upon or used by, circulated, quoted, or referred to nor may any copies hereof be delivered to any other person without our prior written consent. We disclaim any obligation to update this opinion letter or to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein. This opinion letter speaks only as of the date hereof and shall not be deemed to have been reissued as of any date. We have no responsibility or obligation to consider the applicability or correctness of this opinion letter to any person other than its original addressees.

Very truly yours,

FORM

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Schedule I

INDEMNIFICATION AND CONTRIBUTION PROVISIONS

(a)	Indemnification of the Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, its officers and employees, and each person, if any, who controls the Placement Agent within the meaning of the Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Placement Agent or such controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the SEC Filings or Offering Documents, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Placement Agent in connection with, or relating in any manner to, the Securities or the Offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), or (iii) above, provided that the Company shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by any Placement Agent through its bad faith or willful misconduct; and to reimburse such Placement Agent and each such controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by Joseph Gunnar) as such expenses are reasonably incurred by such Placement Agent or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Offering Documents (or any amendment or supplement thereto).

(b)       Indemnification of the Company, its Directors and Officers. The Placement Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Act, the Exchange Act, or other federal, state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Placement Agent), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any Offering Documents (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Offering Documents (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such Placement Agent expressly for use therein and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in Section (b) of this Schedule I shall be in addition to any liabilities that the Placement Agent may otherwise have.

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(c)       Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Schedule I of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Schedule I, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability, which it may have to any indemnified party for contribution to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Schedule I for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party), representing the indemnified parties who are parties to such action); (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)       Settlements. The indemnifying party under this Schedule I shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes: (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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(e)       Contribution. If the indemnification provided for in this Schedule I is unavailable to or insufficient to hold harmless an indemnified party under (a) or (b) of this Schedule I above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by such party on the one hand and the Placement Agent on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the “control” stockholders on the one hand or the Placement Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and Placement Agent agree that it would not be just and equitable if contributions pursuant to Section (e) of this Schedule I were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in Section (e) of this Schedule I. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in Section (e) of this Schedule I shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section (e) of this Schedule I: (i) no Placement Agent shall be required to contribute any amount in excess of the amount of the placement agent fees actually received by such Placement Agent pursuant to this Agreement; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Placement Agent’s obligations under Section (e) of this Schedule I to contribute are several in proportion to their respective placement obligations and not joint.

(f)       Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Schedule I shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than forty-five (45) days of invoice to the indemnifying party.

(g)       Survival. The indemnity and contribution agreements contained in this Schedule I and the representations and warranties set forth in this Agreement shall remain operative and in full force and effect, regardless of: (i) any investigation made by or on behalf of any Placement Agent or any person controlling such Placement Agent, the Company, its directors or officers or any persons controlling the Company; (ii) acceptance of any Securities and payment therefor hereunder; and (iii) any termination of this Agreement. A successor to any Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Schedule I.

(h)       Acknowledgements of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Schedule I, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Schedule I fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the SEC Filings as required by the Act and the Exchange Act.

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